Exhibit 99.1

Metaplanet to Invest 2,100 Bitcoin in Super League to Launch U.S. Bitcoin Treasury Platform, Superplanet

Super League to be renamed “Superplanet, Inc.” and become Metaplanet’s U.S. Bitcoin treasury platform, backed by the world’s third-largest corporate Bitcoin holder with 43,000 BTC.

Five-year Metaplanet lock-up reflects long-term commitment as Nasdaq and Tokyo Stock Exchange platforms unite under a single Bitcoin treasury strategy.

SANTA MONICA, Calif. and TOKYO, August 18, 2026 (GLOBE NEWSWIRE) – Super League Enterprise, Inc. (Nasdaq: SLE) (“Super League”) and Metaplanet, Inc. (“Metaplanet”) (TSE: 3350) today announced a definitive agreement pursuant to which Metaplanet, through its wholly owned U.S. subsidiary, Metaplanet Holdings, Inc., will contribute 2,100 Bitcoin, valued at approximately $132.1 million, together with $2.5 million in cash, to Super League in exchange for 44,859,400 shares of common stock at a price of $3.00 per share, shares of preferred stock and warrants in Super League. Upon closing the proposed transaction, Super League will be renamed “Superplanet, Inc.” and become a consolidated subsidiary of Metaplanet, with Metaplanet holding approximately 95.7% of Superplanet’s issued and outstanding shares of common stock (approximately 93.6%, assuming exercise of Super League’s outstanding pre-funded warrants), creating a Bitcoin treasury platform spanning the Nasdaq Capital Market and the Tokyo Stock Exchange.

The proposed transaction is a strategic investment in Super League, an existing Nasdaq-listed operating company, through a private placement of newly issued securities. It is not a reverse takeover or SPAC transaction. Super League will remain listed on Nasdaq with its established gaming media business intact, now backed by a long-term, majority owner who is committed to disciplined capital allocation and enduring shareholder value.

A U.S. Bitcoin Treasury Platform, Backed by Metaplanet

Superplanet is designed to give U.S. investors a new way to own a Bitcoin treasury: a Nasdaq-listed company with 2,100 BTC at closing, the backing of a sponsor that holds 43,000 BTC presently, and an operating business that generates revenue alongside the treasury. The Bitcoin treasury is expected to become a primary driver of Superplanet’s long-term shareholder value. Superplanet will secure capital in the U.S. and Metaplanet will continue to secure capital in Japan. Together, Superplanet and Metaplanet will form a consolidated group that will fund long-term accumulation of Bitcoin from two of the world’s principal capital markets.

All capital that Superplanet secures without increasing its shares of common stock, by issuing securities such as perpetual preferred stock, is anticipated to increase the Bitcoin per share of Superplanet’s common stock. Such capital financings are also expected to increase the Bitcoin attributable to each Metaplanet share. The Bitcoin that is contributed by the consolidated group will not leave the group, and Superplanet’s Bitcoin will be consolidated within Metaplanet’s financial statements.

Superplanet will operate with the support of the Metaplanet group through its balance sheet, its capital markets track record and its operating know-how developed across capital allocation, Bitcoin financial management and income-generating Bitcoin strategies. The result is a consolidated group with two listed Bitcoin treasury platforms – one in Japan and one in the U.S. – each with its own investor base and its own currency, compounding a single group-level Bitcoin position. As a listed member of the consolidated group, Superplanet is designed to access capital at a cost and scale that may not otherwise be available to a company of its size. For more information, visit www.superplanet.com.

Leadership Perspective

Simon Gerovich, Chief Executive Officer of Metaplanet, commented: “We’ve built one of the world’s largest Bitcoin treasuries from Japan. Superplanet is how we build in America, the deepest capital market in the world. We are putting our own Bitcoin in, locking up our shares, and backing Super League with our balance sheet and expertise. It is one consolidated Bitcoin position, compounding through two listed platforms in Japan and in the U.S.”

Matthew Edelman, Chief Executive Officer of Super League, commented: “Over the past year, we did the hard work of eliminating debt, reducing costs, and simplifying our capital structure. That discipline created the foundation for this type of transformative opportunity. We believe Bitcoin is the strongest monetary asset available for a corporate balance sheet in today’s fiscal environment. Together with Metaplanet, we are adding a powerful new engine for enterprise growth alongside our established business helping many of the world’s largest brands reach and influence consumers across a global population of 3.3 billion video game players. This is more than a transaction. It’s the beginning of a new model for how a public company can build long-term shareholder value around Bitcoin.”

Summary of Proposed Transaction

Initial Investment. 2,100 BTC, or approximately 4.9% of Metaplanet’s Bitcoin holdings, together with $2.5 million in cash, for 44,859,400 shares of common stock at $3.00 per share, in an aggregate investment of approximately $134.6 million. The number of shares was fixed by using the closing market price of Bitcoin on the Coinbase Exchange at 4:00 p.m. (New York City time) on August 14, 2026, and rounded to the nearest 100 shares. It will not vary with the price of Bitcoin before closing.

Ownership. Metaplanet will hold approximately 95.7% of Superplanet’s issued and outstanding common stock after closing (approximately 93.6%, assuming exercise of Superplanet’s outstanding pre-funded warrants).

Preferred Stock. Metaplanet will hold 100 shares of convertible perpetual preferred stock after closing, which will give Metaplanet certain voting rights, including the right to designate a majority of the directors on Superplanet’s Board of Directors.

Warrants. Metaplanet will receive ten-year warrants to purchase up to 381,000,000 shares of common stock in four tranches at various exercise prices. Evo Fund, an investor, will separately receive warrants to purchase up to 10,000,000 shares of common stock in two tranches at various exercise prices.

Subscription Right. For 24 months after closing, Metaplanet will have the right to subscribe for up to 2,100,000 shares of non-convertible junior liquidity preferred stock, with a stated value of $100.00 per share, allowing Metaplanet to invest up to an additional $210.0 million in Superplanet.

Lock-Up. All shares of common stock that will be issued to Metaplanet at closing or may be issued to Metaplanet upon exercise of any Metaplanet warrants or conversion of any convertible perpetual preferred stock will be subject to a five-year lock-up. Metaplanet will be a long-term, strategic holder of its position in Superplanet.

At-Market Issuance. Securities will be issued at the approximate closing market price of Super League’s common stock on August 17, 2026. The Metaplanet warrants carry fixed exercise prices that increase by tranche, ranging from $3.00 to $33.50 per share. There is also no discounted third-party financing.

Name Change. Super League will change its corporate name to “Superplanet, Inc.” and ticker symbol to “SUPA” at closing. Super League’s advertising and media activation business, built from more than a decade of serving many of the world’s largest brands, will continue as a distinct operating segment.

Leadership. Matthew Edelman, Chief Executive Officer of Super League, will become Chief Executive Officer of Superplanet. The Chairman of Superplanet’s Board of Directors will be designated by Metaplanet upon closing. Superplanet’s Board of Directors will initially consist of nine directors, with five designated by Metaplanet, including Simon Gerovich, Frederick Towfigh, and John H. Whitehouse III (with the remaining two designees to be named prior to closing), and four continuing Super League directors, including Matthew Edelman.

Closing. The proposed transaction is expected to close in the fourth quarter of 2026, subject to customary closing conditions, including approval by Super League’s stockholders, required filings with Nasdaq and applicable regulatory procedures in the U.S. and Japan.

Proposed Business Strategy

Super League and Metaplanet believe the U.S. market for preferred securities issued by Bitcoin treasury companies has achieved meaningful scale, and there is opportunity for a new issuer to enter the market with the backing of an established sponsor’s balance sheet.

Superplanet’s Bitcoin will be held as the collateral base for potential future issuances of perpetual preferred stock, which is permanent equity capital with no maturity or scheduled repayment that can be structured as non-convertible, raising capital with limited long-term dilution of common stockholders. Superplanet, together with Metaplanet, will size any potential issuance conservatively against asset coverage over time. Operating income and other non-dilutive cash flow will contribute to servicing dividends. Metaplanet’s entire economic interest in Superplanet, including its common stock, preferred stock, and warrants, will rank junior to any future preferred stock that Superplanet may issue.

Metaplanet also intends to explore, subject to applicable Japan and U.S. regulatory requirements, the potential participation of an existing subsidiary in the distribution in Japan of securities that Superplanet may issue in the future. No decision to issue or offer any security has been made at this time.

Superplanet plans to publish its own Bitcoin-per-share metrics after closing, consistent with the disclosure practices that Metaplanet maintains today. Metaplanet will report its metrics on a consolidated basis.

About Super League

Super League (Nasdaq: SLE) connects brands with the 3.3 billion-person global gaming population through advertising and branded content programs across gaming and digital media platforms. Super League generates revenue by delivering these programs through proprietary interactive formats, creator content, immersive experiences, data-driven insights, and strategic campaign services designed to improve marketing performance. By translating player behavior into actionable intelligence, Super League serves as a trusted partner helping brands reach and influence consumers who play video games. With a deep understanding of this highly engaged yet under-monetized audience, Super League is positioned to capture an increasing share of brand advertising spend as the market evolves. For more information, visit www.superleague.com.

About Metaplanet

Metaplanet (TSE: 3350 / OTCQX: MPJPY) is a Tokyo-listed company building Bitcoin-based financial products and infrastructure. As of August 18, 2026, Metaplanet held 43,000 BTC, as the third largest corporate Bitcoin treasury among publicly traded companies in the world. On that foundation, Metaplanet operates a growing group of financial businesses: a licensed securities firm, an asset management arm, a Bitcoin income generation business, a venture investment program, and Japan’s leading Bitcoin media and education platforms. For more information, visit www.metaplanet.jp/en.

Additional Information and Where to Find It

In connection with the proposed transaction (the “Transaction”), Super League will file a proxy statement with the U.S. Securities Exchange Commission (the “SEC”) on Schedule 14A (the “Proxy Statement”), the definitive version of which will be sent or provided to Super League’s stockholders. Super League may also file other documents with the SEC regarding the Transaction. This press release is not a substitute for the Proxy Statement or any other document which Super League may file with the SEC. INVESTORS AND SECURITYHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and securityholders may obtain a free copy of the Proxy Statement (when it is filed and becomes available) and other documents that are filed or will be filed with the SEC, free of charge at the SEC’s website at www.sec.gov or Super League’s website at www.superleague.com.

Participants in the Solicitation

Super League and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Super League’s stockholders in connection with the Transaction. Additional information regarding the identity of the participants, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement and other materials to be filed with the SEC in connection with the Transaction (if and when they become available). You may obtain copies of these documents filed with, or furnished to, the SEC free of charge. All such documents, when filed or furnished, are available free of charge at the SEC’s website at www.sec.gov or Super League’s website at www.superleague.com.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities. No offer, solicitation, purchase or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful. The securities to be issued in the Transaction have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold, absent registration or an applicable exemption.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “continue,” “could,” “plan,” “goal,” “seek,” “believe,” “project,” “potential,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will,” “would” and similar references to future periods, or the negative of these words or other similar terms or expressions that concern Super League’s expectations, strategy, plans, or intentions. Examples of forward-looking statements include, among others, statements regarding: (i) the value of Bitcoin to be received by Super League in exchange for shares of Super League common stock to be issued to Metaplanet; (ii) the value of Super League, assuming consummation of the Transaction; (iii) Super League becoming a consolidated subsidiary of Metaplanet; (iv) Super League’s new business strategy regarding a Bitcoin treasury model; (v) Super League’s ability to raise capital after consummation of the Transaction, including through potential future issuances of preferred stock to purchase additional Bitcoin; (vi) terms of potential future issuances of preferred stock if the Transaction is consummated; (vii) publishing of Bitcoin-related metrics after consummation of the Transaction; (viii) anticipated benefits, key terms and structure of the Transaction; (ix) approval by Super League’s stockholders in connection with the Transaction; (x) anticipated timing for consummating the Transaction; and (xi) Super League’s business strategy and plan moving forward. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, these are based only on Super League’s current beliefs, expectations and assumptions regarding the future of its business, future plans and strategies, projections, anticipated events and trends, the economy and other conditions. Because forward-looking statements relate to the future, these are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Super League’s control. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results or financial condition to differ materially from those indicated in any forward-looking statements. Neither Super League nor any other person assume responsibility for the accuracy and completeness of the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements as predictions of future events.

Important risk factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, but are not limited to: (i) fluctuations in the market price of Bitcoin and any associated unrealized gains or losses on digital assets, including accounting treatment relating to Super League’s Bitcoin holdings; (ii) changes in securities laws or other laws or regulations, or the adoption of new laws or regulations, relating to Bitcoin that adversely affect the price of Bitcoin or Super League’s ability to transact in or own Bitcoin; (iii) future changes in Super League’s tax earnings and profits that may impact return of capital tax treatment on future dividends on perpetual preferred stock; (iv) the impact of the availability of spot exchange traded products and other investment vehicles for Bitcoin and other digital assets; (v) a decrease in liquidity in the markets in which Bitcoin is traded; (vi) security breaches, cyberattacks, unauthorized access, loss of private keys, fraud or other circumstances or events that may result in the loss of Super League’s Bitcoin, including any Bitcoin held by any custodial partners; (vii) impacts to the price and rate of adoption of Bitcoin associated with financial difficulties and bankruptcies of participants in the digital asset industry; (viii) the extent and timing of market acceptance of Super League’s new product offerings; (ix) Super League’s ability to create customer demand and adoption trends; (x) the ability to successfully integrate new technologies and partnerships; (xi) the consummation of the Transaction on anticipated terms and timing, including the satisfaction of closing conditions; (xii) platform, regulatory, macroeconomic and market conditions; (xiii) the other risks and uncertainties described in the section entitled “Risk Factors” in Super League’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by Super League with the SEC; and (xiv) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement to be filed with the SEC. While the list of factors presented here is, and the list of factors presented in the Proxy Statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Super League’s financial condition, results of operations, credit rating or liquidity. Any forward-looking statement made by Super League in this press release is based only on information currently available to Super League and speaks only as of the date on which it is made. Super League does not undertake, and specifically disclaims any obligation, to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise unanticipated events, should circumstances change, except as otherwise required by securities and other applicable laws.

Media Contacts

Super League

Allan Rosenthal

Intelligent IR ATX

abrosey@intelligentiratx.com

Metaplanet

Miki Nakagawa

General Manager, IR Department

Phone Number: 03-6772-3696